UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)  June 10, 2005
                                                          ---------------


                             AMERICAN BILTRITE INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                   1-4773                04-1701350
   ----------------------------       -----------            -------------
   (State or other jurisdiction       (Commission            (IRS Employer
         of Incorporation)             File No.)          Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 10, 2005, American Biltrite Inc.'s majority-owned subsidiary Congoleum Corporation filed a modified plan of reorganization and related documents with the Bankruptcy Court. The modifications were negotiated with representatives of the Asbestos Claimants' Committee, the Future Claimants Representative, and other asbestos claimant representatives. Under the agreed-upon modifications, asbestos claimants with claims settled under Congoleum's pre-petition settlement agreement would agree to forgo the security interest they were granted pursuant to that pre-petition settlement agreement and instead, share on a pari passu basis with all other present and future asbestos claimants in insurance proceeds and other assets of the trust to be formed upon consummation of Congoleum's plan of reorganization to pay asbestos claims against Congoleum. Copies of Congoleums's Fifth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of June 10, 2005, and proposed Disclosure Statement relating thereto are attached hereto as Exhibits
99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number                Description
------                -----------

99.1 Fifth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of June 10, 2005

99.2 Proposed Disclosure Statement with respect to the Fifth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of June 10, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 15, 2005                     AMERICAN BILTRITE INC.


                                         By: /s/ Howard N. Feist III
                                             ------------------------------
                                             Name:  Howard N. Feist III
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

99.1 Fifth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of June 10, 2005

99.2 Proposed Disclosure Statement with respect to the Fifth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of June 10, 2005